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                                                                    EXHIBIT 99.3

                              REAL TIME LOGIC, INC.

                                       dba
                                    RT Logic!

                                    [GRAPHIC]

                          INTERIM FINANCIAL STATEMENTS
                                   (UNAUDITED)

                               SEPTEMBER 30, 2002
                                       AND
                               SEPTEMBER 30, 2001

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                              REAL TIME LOGIC, INC.
                                  dba RT LOGIC!
                                  BALANCE SHEET
                            AS OF SEPTEMBER 30, 2002
                                   (Unaudited)

                                                                  September 30, 2002
----------------------------------------------------------------------------------------

Assets:

Current Assets

                    Cash and cash equivalents                                  $582,932
                    Accounts receivable                                       5,511,259
                    Tax receivable                                            3,169,350
                    Other current assets                                        634,925
----------------------------------------------------------------------------------------
                    Total current assets                                      9,898,466
----------------------------------------------------------------------------------------

Property, plant and equipment                                                   614,518

----------------------------------------------------------------------------------------
                                                                            $10,512,984
----------------------------------------------------------------------------------------

Liabilities and Shareholders' Equity:
Current liabilities

                    Accounts payable                                         $1,072,561
                    Accrued expenses                                          1,426,131
                    Billings in excess of revenue                             1,946,096
                    Line of credit                                              802,190
----------------------------------------------------------------------------------------
                    Total current liabilities                                 5,246,978
----------------------------------------------------------------------------------------

Shareholders' equity

                    Common stock                                                465,247
                    Paid in capital                                           4,572,838
                    Retained earnings                                         5,352,501
                    Notes receivable - shareholders'                        (5,124,580)
----------------------------------------------------------------------------------------
                                                                              5,266,006
----------------------------------------------------------------------------------------
                                                                            $10,512,984
----------------------------------------------------------------------------------------


      The accompanying notes should be read with this financial statement.

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                              REAL TIME LOGIC, INC.
                                  dba RT LOGIC!
                              STATEMENTS OF INCOME
           SIX MONTHS ENDED SEPTEMBER 30, 2002 AND SEPTEMBER 30, 2001
                                   (Unaudited)

                                                                      2002              2001
                                                                -----------------  -----------------

Contract revenue                                                      $8,782,443         $6,000,964

Cost of contract revenue                                               6,108,380          2,874,741
                                                                -----------------  -----------------

Gross profit                                                           2,674,063          3,126,223

Operating expenses:
Selling, general and administrative expenses                           1,401,183            922,020
Research and development costs                                           531,311            500,534
                                                                -----------------  -----------------

Income from operations                                                   741,569          1,703,669
                                                                -----------------  -----------------

Other income                                                              32,912             39,094
                                                                -----------------  -----------------

Income before income tax provision                                       774,481          1,742,763

Income tax provision                                                   (271,068)          (609,967)
                                                                -----------------  -----------------

Net income                                                              $503,413         $1,132,796
                                                                =================  =================


      The accompanying notes should be read with this financial statement.

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                              Real Time Logic, inc.
                                  dba RTLOGIC!
                            STATEMENTS OF CASH FLOWS
           SIX MONTHS ENDED SEPTEMBER 30, 2002 AND SEPTEMBER 30, 2001
                                   (Unaudited)

                                                                              2002                         2001
                                                                       --------------------         -------------------
Cash Flows from Operating Activities:
     Net income                                                         $       503,413              $     1,132,796
     Adjustments to reconcile net income to net cash (used
         in) provided by operating activities:
           Depreciation and amortization                                         94,091                       99,882
     Changes in operating assets and liabilities:
           Accounts receivable                                               (1,866,033)                    (965,672)
           Other assets                                                         107,391                     (214,295)
           Accounts payable                                                     401,532                      (58,241)
           Accrued expenses                                                    (372,327)                     336,891
           Billings in excess of revenue                                        737,739                      (44,910)
                                                                       --------------------         -------------------
     Net cash (used in) provided by operating activities                       (394,194)                     286,451
                                                                       --------------------         -------------------

Cash Flows from Investing Activities:
     Issuance of notes receivable-shareholders                               (5,124,580)                           -
     Purchases of property and equipment                                        (72,559)                    (226,114)
                                                                       --------------------         -------------------
     Net cash used in investing activities                                   (5,197,139)                    (226,114)
                                                                       --------------------         -------------------

Cash Flows from Financing Activities:
     Proceeds from the issuance of common stock                               1,403,488                        9,000
     Repurchase of common stock                                                 (18,550)                     (26,812)
     Proceeds received on line of credit                                        802,190                            -
                                                                       --------------------         -------------------
     Net cash used in financing activities                                    2,187,128                      (17,812)
                                                                       --------------------         -------------------

Net (decrease) increase in Cash and Cash Equivalents
                                                                             (3,404,205)                      42,525

Cash and Cash Equivalents, beginning of period                                3,987,137                    2,178,417
                                                                       --------------------         -------------------
Cash and Cash Equivalents, end of period                               $        582,932             $      2,220,942
                                                                       ====================         ===================

The accompanying notes should be read with this financial statement.


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                              REAL TIME LOGIC, INC.
                                  dba RT LOGIC!
                 Notes to Unaudited Interim Financial Statements

In the opinion of management, these interim financial statements reflect all adjustments consisting only of normal recurring accruals necessary for a fair presentation of results for such periods. The financial statements, which are condensed and do not include all disclosures included in the annual financial statements, should be read in conjunction with the consolidated financial statements of the Company for the fiscal year ended March 29, 2002 and March 30, 2001. The results of operations for any interim period are not necessarily indicative of results for the full year.

In August 2002 the company loaned employees a total of $5.1 million to exercise 1,441,360 non-qualified stock options and to pay related withholding taxes. As a result of this transaction the Company will realize an income tax deduction equal to the difference in the exercise price of the options and the fair value of the Company's common stock on the date of exercise. The related income tax benefit of $3.2 million is recorded as an asset in the accompanying balance sheet as of September 30, 2002. The tax benefit is offset by a direct credit to shareholders' equity.